Income Taxes	3 Months Ended	12 Months Ended
	Mar. 31, 2023	Dec. 31, 2022
Income Taxes [Line Items]
Income Taxes

13. Income Taxes

The income tax provision is calculated for an interim period by distinguishing between elements recognized in the income tax provision through applying an estimated annual effective tax rate (the “ETR”) to a measure of year-to-date operating results referred to as “ordinary income (or loss),” and discretely recognizing specific events referred to as “discrete items” as they occur. The income tax provision or benefit for each interim period is the difference between the year-to-date amount for the current period and the year-to-date amount for the period prior. Under ASC 740-270-30-36, entities subject to income taxes in multiple jurisdictions should apply one overall ETR instead of separate ETRs for each jurisdiction when calculating the interim-period income tax or benefit related to ordinary income (or loss) for the year-to-date interim period, except in certain circumstances. The Company’s effective tax rates for the three months ended March 31, 2023, and 2022 differ from the federal statutory rate of 21% principally as a result of valuation allowances expected to be applied to net operating loss carryforwards which will not meet the threshold for recognition as deferred tax assets.

14. Income Taxes

The Company’s geographical breakdown of its income before provision for income taxes is as follows:

(in thousands)	Year Ended December 31,
	2022	2021
Domestic	$(7,179)	$(4,826)
Foreign	213	163
Loss before for income tax expense	$(6,966)	$(4,663)

The provision for income taxes during the years ended December 31, 2022 and 2021 represents primarily income tax expense for the operations of the Company’s foreign subsidiaries. Due to the Company’s net losses, no other income tax provision or benefit has been recorded.

The reconciliation of the provision computed at the federal statutory rate to the Company’s provision (benefit) for income taxes was as follows:

(in thousands except for percentages)	Year Ended December 31,
	2022	2021
Tax at federal statutory rate	21.0%	21.0%
State tax, net of federal benefit	1.6%	6.4%
Embedded derivative adjustments	0.0%	(1.8)%
Research and development credits	2.4%	3.0%
Mark to market adjustments	(3.1)%	(0.9)%
PPP loan forgiveness income	0.0%	8.1%
Transaction costs	0.0%	0.0%
Stock based compensation	(1.2)%	0.0%
Other	(0.4)%	(6.9)%
Change in valuation allowance	(21.3)%	(33.4)%
	(1.0)%	(4.4)%

During the years ended December 31, 2022 and 2021 the Company recorded total income tax expense of $0.1 and $0.2 million, respectively, related to foreign earnings.

Deferred income taxes reflect the tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of deferred tax assets and liabilities are as follows:

	December 31,
(in thousands)	2022	2021
Deferred tax assets:
Net operating loss carryforwards	$17,360	$17,619
Research and development tax credits	2,157	1,875
Stock compensation	246	221
Capitalized research costs	1,338	—
Lease liability	299	—
Other timing differences	1,535	1,407
Gross deferred tax assets	22,935	21,122
Less: valuation allowance	(22,608)	(21,122)
	$327	$—
Deferred tax liabilities
Fixed assets	$(50)	$—
Right of use assets	(277)	—
Net deferred tax asset	$—	$—

Realization of deferred tax assets is dependent upon future earnings, if any, the timing and amount of which are uncertain.

The Company could not conclude that it was more likely than not that tax benefits from operating losses would be realized and, accordingly, has provided a full valuation allowance against its deferred tax assets. Accordingly, the net deferred tax assets have been fully offset by a valuation allowance. The valuation allowance increased by $1.5 million and $1.6 million during the years ended December 31, 2022 and 2021, respectively due to current year losses and research and development credits generated.

At December 31, 2022, the Company has federal and state net operating loss carryforwards of approximately $123.0 million and $101.6 million, respectively, available to reduce future taxable income which will begin to expire in 2028 for federal and state income tax purposes. Approximately $27.7 million of federal net operating loss included above can be carried forward indefinitely. At December 31, 2021 the Company had federal and state net operating loss carryforwards of approximately $124.5 million and $100.8 million, respectively.

At December 31, 2022, the Company also has federal and California research and development income tax credit carryforwards of $2.5 million and $2.1 million, respectively At December 31, 2021, the Company also has federal and California research and development income tax credit carryforwards of $2.2 million and $1.9 million, respectively. The federal income tax credit carryforwards begin to expire in 2029, while the California income tax credit carry forward indefinitely. The Company also has foreign tax credit carryforwards of $0.2 million for years ended December 31, 2022 and 2021. The foreign tax credit carryforwards begin to expire in 2024.

The Company believes a portion of its net operating loss and research and development carryforwards may be unavailable. Under the provisions of Section 382 of the Internal Revenue Code of 1986, it appears more likely than not that an ownership change occurred in April 2013. As a result, pre-change losses and credits are not available to offset future taxable income. Pre-change federal and state losses of $56.2 million and $53.6 million and federal and state research credits of $0.8 million and $0.6 million, respectively are expected to expire.

A reconciliation of the beginning and ending amount of gross unrecognized tax benefits is as follows:

	December 31,
(in thousands)	2022	2021
Balance at beginning of year	$819	$694
Additions based on tax positions related to the current year	133	125
Balance at end of year	$952	$819

At December 31, 2022 and 2021, the balance of gross uncertain income tax benefits was $1.0 million and $0.8 million, respectively. For each of the years ended December 31, 2022 and 2021, the balance of gross uncertain tax benefits increased $0.1 million and $0.1 million, respectively, related to research and development income tax credits claimed. All of these unrecognized tax benefits would, if recognized, reduce the Company’s annual effective tax rate. However, the Company currently has a full valuation allowance against its U.S. net deferred tax assets, which would impact the timing of the effective tax rate benefit should any of these uncertain tax positions be favorably settled in the future. The Company does not anticipate a significant change to the total amount of unrecognized tax benefits within the next twelve months.

The Company files income tax returns in the U.S. federal, California and other various state and international jurisdictions. Tax regulations within each jurisdiction are subject to the interpretation of the related tax laws and regulations, and require significant judgment to apply. Carryover attributes beginning in 2007 remain open to adjustment by the U.S. and state authorities. The U.S., state, and foreign jurisdictions have statutes of limitations that generally range from three to five years. Due to the Company’s net losses, substantially all of its federal and state income tax returns are subject to examination for federal and state purposes since inception. As of December 31, 2022, there were no ongoing examinations. The Company does not anticipate significant changes to its current uncertain tax positions through December 31, 2023.

The Company recognizes any interest and/or penalties related to income tax matters as a component of income tax expense. As of December 31, 2022, there were no accrued interest and penalties related to uncertain tax positions.

Roth CH Acquisition IV Co. [Member]
Income Taxes [Line Items]
Income Taxes

NOTE 8. INCOME TAX

The income tax provision for the years ended December 31, 2022 and 2021 consisted of the following:

	December 31, 2022	December 31, 2021
Federal
Current	$395,019	$—
Deferred	(109,249)	(84,534)
State and Local
Current	—	—
Deferred	(64,545)	—
Change in valuation allowance	173,794	84,534
Income tax provision	$395,019	$—

The Company’s net deferred tax assets at December 31, 2022 and 2021 were as follows:

	December 31, 2021	December 31, 2020
Deferred tax assets
Net operating loss carryforward	$—	$30,909
Startup/Organizational expenses	258,742	54,038
Total deferred tax assets	258,742	84,947
Valuation allowance	(258,742)	(84,947)
Deferred tax assets, net of valuation allowance	$—	$—

As of December 31, 2022 and 2021, the Company had $0 and $147,184 of U.S. federal net operating loss carryovers available to offset future taxable income.

In assessing the realization of the deferred tax assets, management considers whether it is more likely than not that some portion of all of the deferred tax assets will not be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which temporary differences representing net future deductible amounts become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management believes that significant uncertainty exists with respect to future realization of the deferred tax assets and has therefore established a full valuation allowance. For the year ended December 31, 2022, the change in the valuation allowance was $173,794. For the year ended December 31, 2021, the change in the valuation allowance was $84,534.

A reconciliation of the federal income tax rate to the Company’s effective tax rate at December 31, 2022 and 2021 was as follows:

	December 31, 2022	December 31, 2021
Statutory federal income tax rate	21.00%	21.00%
State taxes, net of federal tax benefit	6.98%	0.00%
M&A expenses	87.0%	0.00%
Franchise tax interest	0.07%	0.00%
Valuation allowance	67.10%	(21.00)%
Income tax provision	182.20%	0.00%

The Company files income tax returns in the U.S. federal jurisdiction and is subject to examination by the various taxing authorities. The Company’s tax returns for the years ended December 31, 2022 and 2021 remain open and subject to examination.